UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

SILVERSUN TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SILVERSUN TECHNOLOGIES, INC.

120 Eagle Rock Avenue

East Hanover, NJ  07936

(973) 396-1720

SUPPLEMENT TO THE PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON December 14, 2018

This proxy statement supplement, dated November 27, 2018, supplements the definitive proxy statement (the “Proxy Statement”) filed by SilverSun Technologies, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on November 1, 2018, and made available to the Company’s stockholders in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for the 2018 Annual Meeting of Stockholders to be held on December 14, 2018 and any adjournment or postponement thereof (the “Annual Meeting”).

This supplement is being filed with the SEC and is being made available to stockholders on or about November 27, 2018. Only stockholders of record of Common Stock and Series B Preferred on the books of the Company as of 5:00 P.M., November 5, 2018 will be entitled to receive notice of and to vote at the Annual Meeting.

Except as described in this supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this supplement differs from or updates information contained in the Proxy Statement, the information in this supplement is more current. The Proxy Statement contains important additional information. This supplement should be read in conjunction with the Proxy Statement.

Removal of Proposal No. 3 From Stockholder Consideration

On November 23, 2018, the Board determined to withdraw Proposal No.3, a proposal to approve the adoption of the SilverSun Technologies, Inc. 2018 Equity and Incentive Plan, from consideration by the stockholders at the upcoming Annual Meeting. The Board has therefore withdrawn Proposal No. 3 from the agenda for the Annual Meeting. All other proposals presented in the Proxy Statement remain on the agenda for the Annual Meeting.

As a result of the removal of Proposal No. 3 from stockholder consideration at the Annual Meeting, the Company notes the following important matters regarding voting:

•	The Company will not make available or distribute, and you do not need to sign, new proxy cards or submit new voting instructions as a result of the removal of Proposal No. 3.

•	Any proxy card or voting instructions received in the future for Proposal No. 1 and Proposal No. 2 will be valid.

•

Proxy cards or voting instructions received with direction on Proposal No. 3 will not be voted on Proposal No. 3. Proxy cards or voting instructions received and providing direction on the remaining proposals to be considered at the Annual Meeting (i.e., Proposal No.1 and Proposal No. 2) will remain valid and will be voted on as directed.

•

If you already submitted a proxy card or voting instructions, you do not need to resubmit proxies or voting instructions with different directions, unless you wish to change votes previously cast on the remaining proposals.

FREQUENTLY ASKED QUESTIONS

Q:          When is the Annual Meeting?

A:          The Annual Meeting will be held at 10:00 a.m. (Eastern Time) on December 14, 2018.

Q:          Where will the Annual Meeting be held?

A:          The Annual Meeting will be held at 120 Eagle Rock Avenue, East Hanover, NJ 07936.

Q:          What business will be voted upon at the Annual Meeting?

A:          There will be two items of business to be presented for a vote at the Annual Meeting: (i) election of four (4) directors to hold office for a one year term and until each of their successors are elected and qualified; and (ii) to ratify the appointment of Friedman LLP as our independent certified public accounting firm for the fiscal year ending December 31, 2018.  There will be no equity and incentive plan presented at the Annual Meeting.

Q:          What has happened to Proposal No. 3, approval of the adoption of the SilverSun Technologies, Inc. 2018 Equity and Incentive Plan?

A:         Because Proposal No. 3, approval of the adoption of the SilverSun Technologies, Inc. 2018 Equity and Incentive Plan has been withdrawn by the Board and no other such plan has been put forward by either the Board or any shareholders (in a manner permitted under the Company’s Bylaws), no such plan will be presented for a vote at the Annual Meeting. Accordingly, Proposal No. 3 will not be presented for a vote at the Annual Meeting and no votes will be cast on this proposal.

Q:          What will happen to any votes cast on Proposal No. 3?

A:          Because there is no equity incentive plan to be presented for a vote at the Annual Meeting, any votes received on Proposal No. 3 will be discarded and will not be cast with respect to this proposal.

Q:          Do I need to vote again?

A:          No, if you have previously submitted a proxy card or voting instructions, you do not need to vote again.

Q:          Given that Proposal No. 3 has been withdrawn and will not be presented for a vote at the Annual Meeting, will the Company now prepare and circulate a new proxy card that removes this proposal?

A:          No, the Company will not be preparing or circulating a new proxy card that removes this proposal. The Company will continue to solicit proxies on all other proposals and will discard votes received on Proposal No. 3, as this proposal will not be presented for a vote at the Annual Meeting.

Q:          What is the current status of the SilverSun Technologies, Inc. 2018 Equity and Incentive Plan?

A:          The Board terminated the SilverSun Technologies, Inc. 2018 Equity and Incentive Plan. Accordingly, no issuances can be made under such plan now or in the future.  The Board may revisit adopting a new plan at a later date, as appropriate.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

On November 1, 2018, the Company filed the Proxy Statement and definitive form of proxy card with the SEC in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders can obtain copies of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov or by writing to the Company’s Corporate Secretary at 120 Eagle Rock Avenue, East Hanover, NJ 07936.